ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

Class A	Ticker: RAAAX
Class C	Ticker: RAACX
Class I	Ticker: RAAIX
Class N	Ticker: RAANX

a series of Northern Lights Fund Trust

Supplement dated December 31, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated May 1, 2019

Effective immediately, the following paragraph under the section “How to Purchase Shares” on page 26 of the Fund’s prospectus is hereby replaced with the following:

Class I Shares

Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. This means that 100% of your initial investment is placed into shares of the Fund. Unless otherwise waived by the Fund, Class I shares require a minimum initial investment of $1,000,000 and the minimum subsequent investment is $250. Class I shares are offered to investment and institutional clients of the Adviser and its affiliates, to certain persons affiliated with the Adviser, to certain of the Fund’s service providers, and to clients of financial institutions or intermediaries (i) that charge such clients an ongoing fee for advisory, investment, consulting or similar fee-based charges for financial services or (ii) that have entered into an agreement with the Fund’s distributor to offer Class I shares through a no-load network or platform. Class I shares may also be available on certain brokerage platforms. An investor transacting in Class I shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), both dated October 29, 2019. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.